UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 20, 2003
                                -----------------


                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                    0-26762                   65-0271219
          -------                     -------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     OTHER EVENTS

On November 20, 2003, Pediatrix Medical Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that its Nevada perinatal practice was served with a search warrant by the State of Nevada. The warrant requested information concerning Medicaid billings for perinatal patient care rendered in Nevada since January 1, 2000. Medicaid payments to this perinatal physician practice represented approximately two-tenths of a percent of the Company's 2002 net patient service revenue

The Company does not know the full extent of the investigation at this point but intends to follow its long-standing practice of cooperating fully with regulatory agencies. The Company believes that its billing practices are appropriate. The Press Release is attached as an exhibit hereto and incorporated by reference.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PEDIATRIX MEDICAL GROUP, INC.


Date:  November 20, 2003          By:      /s/ Karl B. Wagner
                                           ------------------------
                                          Karl B. Wagner
                                          Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1     Press Release dated November 20, 2003.